UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON  D. C.  20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.


                                DECEMBER 19, 2005
                Date of Report (Date of Earliest Event Reported)



                             DNAPRINT GENOMICS, INC.
               (Exact name of Registrant as specified in charter)



                         COMMISSION FILE NUMBER: 0-31905



         UTAH                                                   59-2780520
(State  of Incorporation)                              (I.R.S. Employer I.D. No)



                     900 COCOANUT AVENUE, SARASOTA, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.01     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     As previously reported by Current Report on Form 8-K filed December 23, 2005, on December 19, 2005, the Registrant consummated the acquisition of certain assets used in the drug and diagnostic discovery business of Toronto-based Ellipsis Biotherapeutics Corporation ("Ellipsis"). The material reported in Item 2.01 of such Current Report is incorporated herein by reference. The Registrant files this Amendment pursuant to Items 9.01(a)(4) and
(b)(2) of Form 8-K to file the financial statements and exhibit required by Form 8-K.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a) The Registrant files with this Amendment the following financial statements of Ellipsis:

AUDITED  FINANCIAL  STATEMENTS

Auditors'  Report  dated  February  10,  2005

Balance  Sheets  at  December  31,  2004  and  2003

Statements of Income and Retained Earnings for years ended December 31, 2004 and 2003

Statements  of  Cash  Flows  for  years  ended  December  31,  2004  and  2003

Notes  to  Financial  Statements

UNAUDITED  FINANCIAL  STATEMENTS

Balance  Sheets  at  September  30,  2005  and  2004

Statements of Loss and Retained Earnings, Nine Months Ended September 30, 2005 and 2004

Statements of Loss and Retained Earnings, Three Months Ended September 30, 2005 and 2004

Statements  of  Cash  Flows,  Nine  Months  Ended  September  30,  2005

Notes  to  Financial  Statements


(b) The Registrant files with this Amendment pro forma financial information in accordance with Item 9.01(b) of Form 8-K.

(d) Exhibit 10.1 - Asset Purchase Agreement dated November 8, 2005 between the Registrant and Ellipsis Biotherapeutics Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DNAPrint  Genomics,  Inc.


     By:   /s/  Richard  Gabriel
        ------------------------
     Richard  Gabriel,  President

ELLIPSIS  BIOTHERAPEUTICS  CORPORATION
FINANCIAL  STATEMENTS
YEAR  ENDED  DECEMBER  31,  2004

                                    CONTENTS

                                         PAGE
AUDITORS' REPORT                           2
FINANCIAL  STATEMENTS
Balance Sheet                              3
Statement of Income and Retained Earnings  4
Statement of Cash Flows                    5
Notes to Financial Statements            6-13


                                                       Edmondson Ball Davies llp
                                                           Chartered Accountants
                                             10 Milner Business Court, Suite 501
                                                        Toronto, Ontario M1B 3C6
                                                               Tel: 416-293-5560
                                                               Fax: 416-293-5377

                                AUDITORS' REPORT

To  the  Shareholders  of:
Ellipsis  Biotherapeutics  Corporation
We have audited the balance sheet of Ellipsis Biotherapeutics Corporation as at December 31, 2004 and the statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. In our opinion, these financial statements present fairly, in all material respects, the financial position of the Corporation as at December 31, 2004 and the results of its operations and the changes in its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


Toronto,  Ontario                         "Edmondson  Ball  Davies  LLP"
February  10,  2005                           CHARTERED  ACCOUNTANTS


                      ELLIPSIS BIOTHERAPEUTICS CORPORATION
                                 BALANCE SHEET


DECEMBER 31,                                 2004             2003
                                         ------------     ------------

                                     ASSETS

CURRENT
  Cash and cash equivalents              $   331,988      $   228,006
  Accounts receivable                        311,235          103,136
  Prepayments and deposits                     8,312            7,755
  Investment tax credits recoverable         151,642          337,929
                                         ------------     ------------
                                             803,177          676,826
DUE FROM/INVESTMENT IN
RELATED PARTIES (Note 4)                   4,392,396                -
PROPERTY PLANT AND EQUIPMENT (Note 3)        696,484          395,561
INTANGIBLES  (Note 5)                              -          100,000
FUTURE INCOME TAXES                          475,989                -
                                         ------------     ------------
                                         $ 6,368,046      $ 1,172,387
                                         ============     ============

                                   LIABILITIES
CURRENT
  Short term debt  (Note 6)              $         -      $   943,218
  Accounts payable and
  accrued liabilities                        358,537          154,929
  Deferred government assistance              33,869          134,251
  Current portion,
  long term debt  (Note 7)                   161,612        1,479,555
                                         ------------     ------------
                                             554,018        2,711,953
LONG TERM DEBT AND ACCRUED
INTEREST THEREON (Note 7)                    951,331          838,510
FUTURE INCOME TAXES                          475,989                -
                                         ------------     ------------
                                           1,981,338        3,550,463
                                         ------------     ------------

                              SHAREHOLDERS' EQUITY

CAPITAL STOCK (Note 9)                     1,171,276          368,259
RETAINED EARNINGS (DEFICIT)                3,215,432       (2,746,335)
                                         ------------     ------------
                                           4,386,708       (2,378,076)
                                         ------------     ------------
                                         $ 6,368,046      $ 1,172,387
                                         ============     ============

APPROVED  ON  BEHALF  OF  THE  BOARD:
_____________________________  Director
_____________________________  Director

                   STATEMENT OF INCOME AND RETAINED EARNINGS


DECEMBER 31,                                 2004             2003
                                         ------------     ------------
REVENUE
  Genotyping service revenue             $   654,635      $   331,056
  Interest income                              7,861            6,168
                                         ------------     ------------
GROSS PROFIT                                 662,496          337,224
                                         ------------     ------------
EXPENSES
  Lab supplies                               444,790          290,060
  Salaries and wages                         376,350          462,396
  Research services                          307,679                -
  Interest on long term debt                 217,649          203,462
  Professional fees                          149,217          157,333
  Amortization on tangible assets            123,104          101,128
  Rent and premises                           67,062           73,721
  Travel expenses                             27,252           18,807
  Office expenses                             20,251           25,922
  Insurance                                   19,047           11,481
  Memberships and licences                    18,205             (441)
  Repairs and maintenance                     13,628            5,208
  Telephone and telecommunications            10,395           10,762
  Other operating expenses                     6,997            5,873
  Meals and entertainment                      3,566            1,335
  Advertising and promotion                    2,174                -
  Bank charges and interest                      551              740
  Investment tax credits recoverable         (74,931)        (332,160)
  Sub-contracts                             (395,177)          82,786
                                         ------------     ------------
                                           1,337,809        1,118,413
                                         ------------     ------------
LOSS FROM OPERATIONS                        (675,313)        (781,189)
                                         ------------     ------------
GAIN (LOSS) ON DISPOSAL OF ASSETS          6,753,909          (63,065)
(LOSS) GAIN ON FOREIGN EXCHANGE              (46,766)         294,240
SHARE OF INCOME OF AFFILIATED
CORPORATION (Note 3)                         (70,063)               -
                                         ------------     ------------
                                           6,637,080          231,175
                                         ------------     ------------
NET INCOME (LOSS) FOR THE YEAR             5,961,767         (550,014)
DEFICIT, BEGINNING OF YEAR,               (2,746,335)      (2,196,321)
                                         ------------     ------------
RETAINED EARNINGS
(DEFICIT), END OF YEAR                   $ 3,215,432      $(2,746,335)
                                         ============     ============

The accompanying notes are an integral part of these financial statements.



                            STATEMENT OF CASH FLOWS


DECEMBER 31,                                 2004             2003
                                         ------------     ------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                      $ 5,961,767      $  (550,014)
Items not requiring an outlay of cash:
  Amortization                               123,104          101,128
  Gain on sale of equipment                        -           63,065
                                         ------------     ------------
                                           6,084,871         (385,821)
                                         ------------     ------------
Changes  in  non-cash  working  capital:
  Increase in future tax assets             (475,989)               -
  Decrease in  investment
  tax credits recoverable                    186,287           20,414
  (Decrease) increase in
  marketable securities                     (100,382)         134,251
  Increase in accounts payable
  and accrued liabilities                    203,610           55,642
  Increase in future tax liabilities         475,989                -
  Increase in prepaid expenses                  (557)            (741)
  Increase in accounts receivable           (208,099)        (103,136)
                                         ------------     ------------
                                              80,859          106,430
                                         ------------     ------------
NET CASH FLOWS FROM (USED IN)
OPERATING ACTIVITIES                       6,165,730         (279,391)
                                         ------------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Capital stock issuance                     803,017                -
  (Decrease) increase in loans            (2,148,340)         146,386
                                         ------------     ------------
NET CASH FLOWS (USED IN) FROM
FINANCING ACTIVITIES                      (1,345,323)         146,386
                                         ------------     ------------
CASH  FLOWS  FROM INVESTING ACTIVITIES
  Additions to equipment                    (424,029)        (133,895)
  Disposal of intangibles                    100,000                -
  Investment in related parties           (4,392,396)               -
  Proceeds on disposal of equipment                -           18,500
                                         ------------     ------------
NET CASH FLOWS USED IN
INVESTING ACTIVITIES                      (4,716,425)        (115,395)
                                         ------------     ------------
NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS                    103,982         (248,400)
CASH AND CASH EQUIVALENTS,
BEGINNING OF YEAR                            228,006          476,406
                                         ------------     ------------
CASH AND CASH EQUIVALENTS, END OF YEAR   $   331,988      $   228,006
                                         ============     ============


            SUPPLEMENTARY INFORMATION:        2004            2003
Income  taxes  recovered                 $   261,218      $   358,343
Interest  paid                           $         -      $     9,079

The accompanying notes are an integral part of these financial statements.


                                            ELLIPSIS BIOTHERAPEUTICS CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
DECEMBER  31,  2004

1.          GOING  CONCERN

     These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assumes that Ellipsis Biotherapeutics Corporation will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of business.

     The use of these principles may not be appropriate. The Corporation's ability to continue as a going concern is dependent upon its ability to obtain additional financing.

     These financial statements do not reflect adjustments to the carrying value of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used that would be necessary if the going concern assumption were not appropriate. Such adjustments would be material.

2.          SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     These financial statements have been prepared in accordance with Canadian generally accepted accounting principles and reflect the following significant accounting policies:

(a)     Nature  Of  Operations

     The Corporation is incorporated under the laws of the Province of Ontario. The Corporation provides SNP genotyping services on a fee for service basis. During 2004 and prior years, the Corporation was involved in biomedical research in the areas of drug discovery, diagnostics and pharmacogenomics. During the year the company transferred its interest in its Alzheimer's technology to another company and determined it would focus exclusively on genotyping services in the future.

(b)     Investment  in  Affiliates

     The investment in Ellipsis Neurotherapeutics Inc. is accounted for on the equity basis whereby the investment is initially recorded at cost and the carrying value adjusted thereafter to include the Corporation's prorata share of earnings or loss plus any additional capital contributions. Drawings received or receivable reduce the carrying value of the investment. The investment will be written down when and if a permanent decline in value has occurred.

(c)     Property,  Plant  And  Equipment

     Property, plant and equipment are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows (one half the rate in the year of acquisition):

     Laboratory  equipment     -  20%  diminishing  balance
     Computer  equipment       -  30%  diminishing  balance
     Furniture  and  fixtures  -  20%  diminishing  balance
     Leasehold  improvements   -  20%  straight  line
     Computer  software        -  100%

(d)   Intangible  Assets

     Goodwill and intangible assets with an indefinite life are not amortized but are tested for impairment on at least an annual basis. The Corporation recognizes an impairment loss for intangible asset when events or changes in circumstances cause its carrying value to exceed the total undiscounted future cash flows expected from its use and eventual disposition. The impairment loss is calculated by deducting the fair value of the asset from its carrying value. Intangible assets with a definite life, consisting of purchased technology and other identified rights, are amortized over their legal or estimated life.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT'D)

(e)   Research  And  Development  Costs

     Research costs are expensed in the year incurred. Development costs are expensed in the year incurred unless the Corporation believes a development project meets Canadian generally accepted accounting criteria for deferral and amortization. The Corporation has not deferred any costs to date.

(f)     Use  Of  Estimates

     The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make certain estimates and assumptions. These estimates affect the reported amounts of assets and liabilities as at the date of the financial statements and revenue and expenses during the period reported. Actual results could differ from these estimates.

(g)     Financial  Instruments

     For the Corporation's financial instruments, including debt, and accounts payable and accrued liabilities, the carrying amounts approximate fair value.

(h)     Investment  Tax  Credits

     Investment tax credits, which are earned as a result of qualifying research and development expenditures, are recognized when the expenditures are made and their realization reasonably assured.

(i)     Income  Taxes

     Income taxes are recognized for the future income tax consequences attributable to temporary differences between the carrying values of assets and liabilities and their respective income tax basis. Future income tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in rates is included in earnings in the period that includes the enactment date. Future income tax assets are recorded in the financial statements if realization is considered more likely than not.

(j)     Government  Assistance  And  Grants

     Government assistance is recognized when the expenditures that qualify for assistance are made and the Corporation has complied with the conditions necessary for the receipt of such assistance. Government assistance is applied to reduce the carrying value of any assets acquired or to reduce expenses incurred in the year.

(k)     Translation  Of  Foreign  Currency

     Foreign currency amounts in these financial statements are converted to Canadian dollar balances as follows:

     i)   Monetary  assets  and  liabilities  denominated  in foreign currencies
          - at the rate of exchange prevailing at the balance sheet date.

     ii) Non-monetary items and any related amortization of such items - at the rate of exchange in effect when the assets were acquired or obligations incurred.

     iii) All other income and expense items - at rates of exchange on the date of the transactions.

     Exchange  gains  or  losses  are  included  in  the  net loss for the year.

3.     PROPERTY,  PLANT  AND  EQUIPMENT
                                                                               NET              NET
                                             COST         AMORTIZATION         2004             2003
                                         ------------     ------------     ------------     ------------
Laboratory equipment                     $   836,380      $   168,066      $   668,314      $   357,108
Computer equipment                            35,797           21,215           14,582           20,832
Furniture and fixtures                        14,141            6,314            7,827           11,037
Leasehold improvements                         8,230            2,469            5,761            6,584
Computer software                              7,155            7,155                -                -
                                         ------------     ------------     ------------     ------------
                                         $   901,703      $   205,219      $   696,484      $   395,561
                                         ============     ============     ============     ============

4.          SHORT  TERM  DEBT
                                                                                          2004             2003
                                                                                      ------------     ------------
Ellipsis  Neurotherapeutics  Inc.,  4,462,459 common shares representing  33.31%      $ 4,462,459      $         -
            Share of income (loss) for the year                                           (70,063)               -
                                                                                      ------------     ------------
                                                                                      $ 4,392,396      $         -
                                                                                      ============     ============
The  above  share were acquired pursuant to the sale of certain of the company's assets  pursuant  to Section 85 of the Income Tax Act as more fully described in
Note  8  below.

5.          INTANGIBLES
                     COST         AMORTIZATION         NET              NET
                                                       2004             2003
Licences - cost  $         -      $         -      $         -      $    100,000
                 ============     ============     ============     ============

6.          SHORT  TERM  DEBT
                                                                                          2004             2003
                                                                                      ------------     ------------


3-7% Convertible  term  note  due  July  2003  with  interest  accruing from the later  of  January  1,  2003  and the date of the issuance of the note. The notes  are convertible into common shares at the option of the holder based on  a  set  price  of  $1,180  US  per share or if a financing issue(s) has occurred  the  weighted  average  price  of common shares in such financing issue(s).  The  note and accumulated interest thereon will automatically be converted  into  common  shares  when  aggregate financing issues of common
     shares is $3,000,000 US or greater, based on the same formula.                   $         -      $   943,218
                                                                                      ============     ============
On February 27, 2004 formal agreements were reached extending the repayment date to  July  19,  2009  and fixing the interest rate at 7% from January 1, 2004 and adding  the  conversion  feature  to  the  3%  notes.

7.     LONG  TERM  DEBT  AND  ACCRUED  INTEREST  THEREON
                                                                                          2004             2003
                                                                                      ------------     ------------

8.0-9% Equipment  financing  loans  repayable  in  equal monthly installments of principal  and  interest  in the amount of $14,770 to November, 2005 and in
     the amount of 10,986 thereafter until March, 2007.                               $   318,753      $    83,838

7.5% Convertible  debenture  issued  to  Trustco  Sub  Limited  on July 19, 1999 having a face amount of $500,000 and due July 19, 2009. Interest is payable upon  maturity or conversion. The debenture and accrued interest thereon is convertible  into  common  shares at the option of Trustco Sub based on the conversion  formula  noted  above  with  regard to short term debt with the
     resultant number of shares multiplied by 1.5.                                        718,027          666,608


7.0% Term  loan,  US  $1,000,000  to  Orchid  BioSciences  Inc.  due  October 1,
     2003, with interest accruing from October 1, 2002 and payable upon maturity. If the Corporation obtains additional equity financing in excess of US $3,000,000, the entire outstanding principal and accrued interest of the loan is automatically converted into equity securities of the Corporation to the greater of:

     i) 11.1% of the issued and outstanding stock of the Corporation, on a fully-diluted, as converted basis, immediately prior to the financing; and

     ii) the outstanding value of the loan and accrued interest thereon, divided by the price of the security issued in the financing.

     iii) if the equity financing occurs subsequent to October 1, 2002, then the price per security shall be discounted by twenty percent for calculation purposes.

The  lender  may,  at  its  option,  at  any  time,  elect to convert all of the outstanding  principal  and  accrued  interest  thereon, into a number of common shares  of the Corporation equal to a percent of the then issued and outstanding common  stock  of  the  Corporation  on  a  fully  diluted  basis. The amount of conversion  is  determined  by  dividing  the  outstanding principal and accrued interest  thereon  by the total value of the Corporation based on a valuation to be  determined by the Board of Directors and reasonable acceptable to the Holder
                                                                                                -        1,410,119


0.0% Note  payable  with  regard  to  the  purchase  of  a license payable as to
     $25,000 in 2004 and as to $65,000 in 2005.                                                 -           90,000

7.   LONG  TERM  DEBT  AND  ACCRUED  INTEREST  THEREON  (CONT'D)

7%   Convertible  term  note  due  July  2009  with  interest  accruing from the later  of  January  1,  2003  and the date of the issuance of the note. The notes  are convertible into common shares at the option of the holder based on  a  set  price  of  $1,180  US  per share or if a financing issue(s) has occurred  the  weighted  average  price  of common shares in such financing issue(s).  The  note and accumulated interest thereon will automatically be converted  into  common  shares  when  aggregate financing issues of common
     shares is $3,000,000 US or greater, based on the same formula.                   $         -      $         -

                                                                                        1,036,780        2,250,565
                      Less:  Current  Portion                                             161,612        1,479,555
                                                                                      ------------     ------------
                      TOTAL  LONG  TERM  DEBT                                         $   875,168      $   771,010
                                                                                      ============     ============

8.     SALE  OF  ASSETS  AND  DEBT  CONVERSION

During the year the Corporation sold to Ellipsis Neurotherapeutics Inc.("Neuro") pursuant to Section 85 of the Income Tax Act, its interest in intellectual property related to technology for the treatment, prevention or reversal of Alzheimer's Disease and other neurological diseases along with the benefit of certain contracts entered into by Ellipsis Biotherapeutics Corporation. Under the terms of the sale, the Corporation received an aggregate of $7,174,200 which was satisfied by the receipt of 4,462,459 of Neuro's common shares at $1 per share, the assumption of accrued liabilities of $174,200 and the assumption of convertible debt of $1,990, 267.

9.  CAPITAL  STOCK
Authorized
Unlimited     common  shares
                          Issued                       2004             2003
  9,181     common shares (7,641 shares in 2003)   $ 1,171,276      $   368,259
                                                   ============     ============
SHARES  ISSUED

During the year the company issued 1,480 of its common shares as a result of the conversion of $795,317 of debt and accrued interest thereon. It also issued 77 common shares at $100 per share pursuant to the exercise of a stock option

STOCK  OPTIONS

The Corporation has granted stock options covering 378 common shares exercisable over five to ten years at $100 per share. Such options are exercisable in stages when additional funding is received of US $2 million, US $8 million, US $10 million, US $15 million, US $25 million, and upon completion of first out-licensing or funded research agreement.

10.     INCOME  TAXES

     The Corporation is audited periodically by the Canada Revenue Agency ("CRA") on its research and development expenses and related refundable investment tax credits. As a result the Corporation records a provision for recovery of refundable investment tax credits on an accrual basis. The non-refundable portion of investment tax credits at the end of the year amount to approximately $124,000 and expire in 2012 and 2013.

     The Corporation has unclaimed research and development expenses (including capital expenditures) available for indefinite carryforward in the amount of approximately $1,430,000. In addition, the Corporation has non-capital loss carryforwards which expire as follows:

               Year            Federal       Ontario
               2008          $  345,000     $  562,000
               2009          $  689,000     $  690,000
               2010          $   95,000     $   96,000

     The potential income tax benefits relating to these losses have been recognized in these accounts to the extent of future income taxes payable. Temporary differences and carryforwards give rise to the following future income tax assets and liabilities:


                           FUTURE TAX ASSETS           2004
Tax  loss  carryforwards                           $   209,766
Scientific  research  carryforwards                    266,223
                                                   ------------
                                                   $   475,989
                                                   ============
FUTURE  TAX  LIABILITIES
Investments                                        $   415,455
Property,  plant  and  equipment                        49,867
Other                                                   10,667
                                                   ------------
BALANCE  DECEMBER  31,  2004                       $   475,989
                                                   ============
The  reconciliation  of  the  effective  income  tax  rate  for the period is as follows:
                                                       2004
Tax at combined federal and provincial rates      $  1,111,511
Non-taxable gains                                   (1,065,411)
Tax loss carryforwards applied                         (81,640)
Equity in affiliated corporation                       (12,914)
Other                                                   48,454
                                                   ------------
                                                   $         -
                                                   ============

11.     COMMITMENTS

(a) The Corporation is party to a collaboration agreement with Mount Sinai Hospital pursuant to which it is obliged to pay an amount per family for the provision of Inflammatory Bowel Disease ("IBD") patient samples and IBD clinical data. The Corporation is also obliged to pay a royalty of 3% of its revenues derived from the IBD project to Mount Sinai. In addition, should the Corporation complete a First Equity issue, the Corporation is required to make a payment of $150,000 and issue common shares having a value of $100,000.

(b) The Corporation is party to a collaborative agreement with The Hospital For Sick Children pursuant to which the Company was granted exclusive access to patient IBD samples and Clinical Data collected by them. Upon completion by the Corporation of the first equity issue, the Corporation is required to issue common shares to The Hospital For Sick Children having a value of $100,000 at the issuance date.

(c) The Corporation is party to a Research Collaboration Agreement with Whitehead Institute for Biomedical Research for the purpose of mapping and sequence identification of IBD genes. Any inventions flowing from the collaboration:

          (i)  prior to March 1, 2001, and

          (ii) prior to September 1, 2002 where the Corporation has used biological materials or non-public information and data received from the Whitehead Institute,

     will be jointly owned and each party will pay to the other party 10% of all monies received from the exploitation thereof.

(d) The Corporation entered into an agreement with the University of Toronto to conduct a research project on their behalf during the period December 1, 2003 to November 30, 2004. Total payments due in 2004 amount to $70,200. During the year, the benefit of this contract was transferred to Neuro as described in Note 8, above.

(e) Pursuant to a licensing agreement purchased (see Note 5) the Corporation is committed to make milestone payments as Diagnostic Royalty Products are approved in Canada, the United States or Europe as well as royalties of 10% of the first $100 million of revenue and 7% of the excess. Additional milestone payments are due and as Therapeutic Royalty Products are approved in Canada, the United States or Europe as well as royalties of 2.5% of the first $100 million of revenue and 1.5% of the excess. During the year, the benefit of this contract was transferred to Neuro as described in Note 8, above.

(f) The Corporation has leased office space from January 1, 2002 to April 30, 2005 at an annual cost of approximately $66,000.

(g) The Corporation is committed to pay an extension fee of $300,000 to Orchid Biosciences Inc. in connection with the extension of the due date of indebtedness when the corporation consummates any financing through shares or convertible debt (other than certain excluded transactions). In the case of a financing up to $1 million the fee is payable in 3 annual installments of $100,000 is payable, on a financing up to $3 million the fee is payable in 2 annual installments of $150,000 is payable and on a financing in excess $3,000,000 the fee is payable on closing. On financings in excess of $1 million, Ellipsis may elect to pay 50% of the fee in cash and the balance in common shares on the basis on the then most recent issue price.

12.     FOREIGN  CURRENCY  RISK

     The Corporation conducts a portion of its business activities in foreign currency. The assets, liabilities, revenues and expenses, which are denominated in foreign currency will be affected by changes in the exchange rate between the Canadian dollar and the United States dollar. The Corporation does not use derivative instruments to reduce its exposure to foreign currency risk.

13.     COMPARATIVE  FIGURES

     Comparative figures for the prior year have been restated to conform to the current year's presentation.

                      ELLIPSIS BIOTHERAPUTICS CORPORATION
                              FINANCIAL STATMENTS
              THREE AND NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005


                                     ELLIPSIS BIOTHERAPEUTICS CORPORATION
                                                 BALANCE SHEET
SEPTEMBER  30,                               2005             2004
                                         ------------     ------------
                     ASSETS
CURRENT
  Cash and cash equivalents              $   445,596      $   268,690
  Accounts receivable                         73,840           67,224
  Prepayments and deposits                    74,256           26,864
  Investment tax credits recoverable          11,780          394,126
                                         ------------     ------------
                                             605,472          756,904
INVESTMENT IN RELATED PARTIES (Note 4)     3,731,119                -
PROPERTY PLANT AND EQUIPMENT (Note 3)        593,580          727,267
INTANGIBLES  (Note 5)                              -          100,000
FUTURE INCOME TAXES                          462,778          356,992
                                         ------------     ------------
                                         $ 5,392,949      $ 1,941,163
                                         ============     ============

                      LIABILITIES
CURRENT
  Accounts payable and accrued
  liabilities                            $   407,876      $   435,757
  Deferred revenue                           143,132           35,624
  Current portion, long term debt
  (Note 6)                                   123,184          166,551
  Customer deposits                           38,225                -
                                         ------------     ------------
                                             712,417          637,932
LONG TERM DEBT AND ACCRUED
INTEREST THEREON (Note 6)                    163,664        3,941,586
FUTURE INCOME TAXES                          462,778          356,992
                                         ------------     ------------
                                           1,338,859        4,936,510
                                         ------------     ------------

              SHAREHOLDERS' EQUITY
CAPITAL STOCK (Note 8)                     1,272,795          368,259
RETAINED EARNINGS (DEFICIT)                2,781,295       (3,363,606)
                                         ------------     ------------
                                           4,054,090       (2,995,347)
                                         ------------     ------------
                                         $ 5,392,949      $ 1,941,163
                                         ============     ============

        The accompanying notes are an integral part of these financial statements.

                                    STATEMENT OF LOSS AND RETAINED EARNINGS
                                                  (UNAUDITED)
NINE MONTH PERIOD ENDED  SEPTEMBER 30,        2005             2004
                                         ------------     ------------
REVENUE
  Genotyping service revenue             $   253,585      $   485,406
  Interest income                              2,391               23
                                         ------------     ------------
GROSS PROFIT                                 255,976          485,429
                                         ------------     ------------
EXPENSES
  Salaries and wages                         309,021          281,150
  Professional fees                          146,453          194,467
  Research services                          145,103          121,196
  Lab supplies                               138,607          363,071
  Amortization on tangible assets            104,634           92,324
  Interest on long term debt                  56,633          186,016
  Rent and premises                           47,352           51,350
  Travel expenses                             19,756           13,304
  Telephone and telecommunications             7,666            7,643
  Office expenses                              6,305           17,210
  Memberships and licences                     5,783           16,073
  Meals and entertainment                      1,350            1,909
  Other operating expenses                     1,169            5,676
  Bank charges and interest                      919              408
  Advertising and promotion                      347                -
  Donations                                      200                -
  Repairs and maintenance                        170            4,473
  Insurance                                        -               84
  Sub-contracts                             (150,622)        (203,284)
                                         ------------     ------------
                                             840,846        1,153,070
                                         ------------     ------------
LOSS FROM OPERATIONS                        (584,870)        (667,641)
                                         ------------     ------------
GAIN (LOSS) ON DISPOSAL OF ASSETS             86,776                -
(LOSS) GAIN ON FOREIGN EXCHANGE               (5,950)          50,370
                                         ------------     ------------
                                              80,826           50,370
                                         ------------     ------------
NET LOSS FOR THE PERIOD                     (504,044)        (617,271)
RETAINED EARNINGS (DEFICIT),
BEGINNING OF PERIOD,                       3,285,339       (2,746,335)
                                         ------------     ------------

RETAINED EARNINGS (DEFICIT),
END OF PERIOD                            $ 2,781,295     $ (3,363,606)
                                         ============     ============

The accompanying notes are an integral part of these financial statements.

                                    STATEMENT OF LOSS AND RETAINED EARNINGS
THREE MONTH PERIOD ENDED SEPTEMBER 30,        2005            2004
                                         ------------     ------------
REVENUE
  Genotyping service revenue             $   106,110      $   157,684
  Interest income                                865                -
                                         ------------     ------------
GROSS PROFIT                                 106,975          157,684
                                         ------------     ------------
EXPENSES
  Salaries and wages                          98,970           97,429
  Research services                           63,669           48,372
  Lab supplies                                35,862          106,515
  Amortization on tangible assets             34,878           30,774
  Rent and premises                           20,154           18,790
  Interest on long term debt                  13,247           63,626
  Memberships and licences                     3,569            7,317
  Professional fees                            3,159           66,684
  Travel expenses                              2,850            2,676
  Telephone and telecommunications             2,717            2,558
  Office expenses                              1,529            6,967
  Advertising and promotion                      347                -
  Bank charges and interest                      266              148
  Meals and entertainment                        115            1,112
  Other operating expenses                        43            1,622
  Repairs and maintenance                          -           (1,771)
  Sub-contracts                              (91,421)        (100,497)
                                         ------------     ------------
                                             189,954          352,322
                                         ------------     ------------
LOSS FROM OPERATIONS                         (82,979)        (194,638)
                                         ------------     ------------
GAIN (LOSS) ON DISPOSAL OF ASSETS             86,776                -
(LOSS) GAIN ON FOREIGN EXCHANGE               (6,954)         119,318
                                         ------------     ------------
                                              79,822          119,318
                                         ------------     ------------
NET LOSS FOR THE PERIOD                       (3,157)        (75,320)
RETAINED EARNINGS (DEFICIT),
BEGINNING OF PERIOD                        2,784,452       (3,288,285)
                                         ------------     ------------
RETAINED EARNINGS (DEFICIT),
END OF PERIOD                            $ 2,781,295      $ (3,363,605)
                                         ============     ============

        The accompanying notes are an integral part of these financial statements.

                                       4A

                                                   STATEMENT OF CASH FLOWS
                                                           (UNAUDITED)
NINE MONTH PERIOD ENDED SEPTEMBER 30,                          2005
                                                          ------------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES
  Net income (loss)                                       $  (504,044)
Items  not  requiring  an  outlay  of  cash:
  Amortization                                                104,634
                                                          ------------
                                                             (399,410)
                                                          ------------
Changes  in  non-cash  working  capital:
  Decrease in future tax assets                                13,211
  Decrease in  investment tax credits recoverable             139,862
  Increase in deferred revenue and customer deposits          147,488
  Increase in accounts payable and accrued liabilities         49,339
  Decrease in future tax liabilities                          (13,211)
  Increase in prepaid expenses                                (65,944)
  Decrease in accounts receivable                             237,395
                                                          ------------
                                                              508,140
                                                          ------------
NET CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES            108,730
                                                          ------------
CASH  FLOWS  FROM  FINANCING  ACTIVITIES
  Capital stock issuance                                      101,519
  Decrease in loans                                          (826,095)
                                                          ------------
NET CASH FLOWS (USED IN) FROM FINANCING ACTIVITIES           (724,576)
                                                          ------------
CASH  FLOWS  FROM  INVESTING  ACTIVITIES
  Additions to equipment                                       (1,730)
  Investment in related parties                               731,184
                                                          ------------
NET CASH FLOWS USED IN INVESTING ACTIVITIES                   729,454
                                                          ------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                     113,608
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                331,988
                                                          ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                  $   445,596
                                                          ============

        The accompanying notes are an integral part of these financial statements.

                                            ELLIPSIS BIOTHERAPEUTICS CORPORATION
                                                   NOTES TO FINANCIAL STATEMENTS
SEPTEMBER  30,  2005


1.          BASIS  OF  PREPARATION  AND  GOING  CONCERN

     These financial statements have been prepared for purposes of showing the company's financial position as at September 30, 2005 and result of operations for the nine month and three month period then ended for use in preparing certain filings for regulatory purposes. As a result these statement do not include the impact of equity accounting for the company's affiliated company nor does it contain a statement of cash flows on a comparative basis. These financial statements are not intended for general circulation.

     These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assumes that Ellipsis Biotherapeutics Corporation will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of business.

     The use of these principles may not be appropriate. The Corporation's ability to continue as a going concern is dependent upon its ability to obtain additional financing.

     These financial statements do not reflect adjustments to the carrying value of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used that would be necessary if the going concern assumption were not appropriate. Such adjustments would be material.

2.          SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     These financial statements have been prepared in accordance with Canadian generally accepted accounting principles and reflect the following significant accounting policies: (a) Nature Of Operations

     The Corporation is incorporated under the laws of the Province of Ontario. The Corporation provides SNP genotyping services on a fee for service basis. During 2004 and prior years, the Corporation was also involved in biomedical research in the areas of drug discovery, diagnostics and pharmacogenomics.

(b)     Investment  in  Affiliates

     The investment in Ellipsis Neurotherapeutics Inc. is accounted for on the equity basis to December 31, 2004.

(c)     Property,  Plant  And  Equipment
     Property, plant and equipment are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows (one half the rate in the year of acquisition):

     Laboratory  equipment     -  20%  diminishing  balance
     Computer  equipment       -  30%  diminishing  balance
     Furniture  and  fixtures  -  20%  diminishing  balance
     Leasehold  improvements   -  20%  straight  line
     Computer  software        - 100%

(d)   Intangible  Assets

     Goodwill and intangible assets with an indefinite life are not amortized but are tested for impairment on at least an annual basis. The Corporation recognizes an impairment loss for intangible asset when events or changes in circumstances cause its carrying value to exceed the total undiscounted future cash flows expected from its use and eventual disposition. The impairment loss is calculated by deducting the fair value of the asset from its carrying value. Intangible assets with a definite life, consisting of purchased technology and other identified rights, are amortized over their legal or estimated life.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT'D)

(e)   Research  And  Development  Costs

     Research costs are expensed in the year incurred. Development costs are expensed in the year incurred unless the Corporation believes a development project meets Canadian generally accepted accounting criteria for deferral and amortization. The Corporation has not deferred any costs to date.

(f)     Use  Of  Estimates

     The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make certain estimates and assumptions. These estimates affect the reported amounts of assets and liabilities as at the date of the financial statements and revenue and expenses during the period reported. Actual results could differ from these estimates.

(g)     Financial  Instruments

     For the Corporation's financial instruments, including debt, and accounts payable and accrued liabilities, the carrying amounts approximate fair value.

(h)     Revenue  Recognition

     The company accounts for revenue when the related testing procedures and milestones have been completed.

(i)     Investment  Tax  Credits

     Investment tax credits, which are earned as a result of qualifying research and development expenditures, are recognized when the expenditures are made and their realization reasonably assured.

(j)     Income  Taxes

     Income taxes are recognized for the future income tax consequences attributable to temporary differences between the carrying values of assets and liabilities and their respective income tax basis. Future income tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in rates is included in earnings in the period that includes the enactment date. Future income tax assets are recorded in the financial statements if realization is considered more likely than not.

(k)     Government  Assistance  And  Grants

     Government assistance is recognized when the expenditures that qualify for assistance are made and the Corporation has complied with the conditions necessary for the receipt of such assistance. Government assistance is applied to reduce the carrying value of any assets acquired or to reduce expenses incurred in the year.

(l)     Translation  Of  Foreign  Currency

     Foreign currency amounts in these financial statements are converted to Canadian dollar balances as follows:

     i)   Monetary  assets  and  liabilities  denominated  in foreign currencies
          - at the rate of exchange prevailing at the balance sheet date.

     ii) Non-monetary items and any related amortization of such items - at the rate of exchange in effect when the assets were acquired or obligations incurred.

     iii) All other income and expense items - at rates of exchange on the date of the transactions.

     Exchange  gains  or  losses  are  included  in  the  net loss for the year.

3.     PROPERTY,  PLANT  AND  EQUIPMENT

                                                                  NET               NET
                                COST        AMORTIZATION          2005             2004

Laboratory equipment       $   841,048      $   270,567      $   570,481      $   696,772
Computer equipment              35,797           24,496           11,301           16,146
Furniture and fixtures          14,141            7,487            6,654            8,381
Leasehold improvements           8,230            3,086            5,144            5,968
Computer software                7,155            7,155                -                -
                           ------------     ------------     ------------     ------------
                           $   906,371      $   312,791      $   593,580      $   727,267
                           ============     ============     ============     ============

4.          INVESTMENT  IN  RELATED  PARTIES

Ellipsis  Neurotherapeutics  Inc.,3,712,459  common  shares representing 28.32%(
 2004-  4,462,459 common shares representing  33.31%)

                                    2005              2004
                                ------------     ------------
                                $ 3,724,235      $         -
                    Advances          6,884                -
                                ------------     ------------
                                $  3,731,119     $         -
                                ============     ============

The above shares were acquired during 2004 pursuant to the sale of certain of the company's assets pursuant to Section 85 of the Income Tax Act as more fully described in Note 8 below. During 2005 the company disposed of 750,000 of these shares by way of redemption for an amount of $825,000 cash.

5.          INTANGIBLES

                               COST         AMORTIZATION          NET              NET
                                                                 2005             2004
       Licences - cost     $         -      $         -      $         -      $   100,000
                           ============     ============     ============     ============

6.     LONG  TERM  DEBT  AND  ACCRUED  INTEREST  THEREON



9% Equipment financing loan repayable in
equal monthly installments of principal
and interest in the amount of  $7,171
until February  2008.                                        $   205,276      $   359,677

3-7%  Convertible  term notes with various
due dates with interest accruing from
the  later  of  January  1,  2003 and
the date of the issuance of the note.  The
notes  are  convertible  into  common
shares of the company on various terms and
conditions.                                                  $    81,572      $ 3,748,460
                                                             ------------     ------------
                                                                 286,848        4,108,137
Less:  Current  Portion                                          123,184          166,551
                                                             ------------     ------------
TOTAL  LONG  TERM  DEBT                                      $   163,664      $ 3,941,586
                                                             ============     ============

7.     SALE  OF  ASSETS  AND  DEBT  CONVERSION

     During 2004 the Corporation sold to Ellipsis Neurotherapeutics Inc.("Neuro") pursuant to Section 85 of the Income Tax Act, its interest in intellectual property related to technology for the treatment, prevention or reversal of Alzheimer's Disease and other neurological diseases along with the benefit of certain contracts entered into by Ellipsis Biotherapeutics Corporation. Under the terms of the sale, the Corporation received an aggregate of $7,174,200 which was satisfied by the receipt of 4,462,459 of Neuro's common shares at $1 per share, the assumption of accrued liabilities of $174,200 and the assumption of convertible debt of $1,990, 267.

8.  CAPITAL  STOCK

Authorized
Unlimited     common  shares
       Issued                                                    2005             2004
     9,363,072     common shares (9,198 shares in 2004)     $  1,272,795     $   368,259
                                                            ============     ============

SHARES  ISSUED

     During the year the company subdivided its common shares on a 1,000: 1 basis so that its 9,198 issued common share became 9,198,000 common shares. Subsequently, the company issued 165,072 common shares in consideration for interest owing in the amount of $101,519.

STOCK  OPTIONS

     The Corporation has granted stock options covering 378,000 common shares exercisable over five to ten years at $.10 per share (after the 1,000 for 1 split during the year). Such options are exercisable in stages when additional funding is received of US $2 million, US $8 million, US $10 million, US $15 million, US $25 million, and upon completion of first out-licensing or funded research agreement. This option expired during 2005.

9.     INCOME  TAXES

     The Corporation has refundable investment tax credits, unclaimed research and development expenses (including capital expenditures) and non-capital loss carryforwards which are more fully disclosed on its annual financial statements.

10.     COMMITMENTS

(a) The Corporation is party to a collaboration agreement with Mount Sinai Hospital pursuant to which it is obliged to pay an amount per family for the provision of Inflammatory Bowel Disease ("IBD") patient samples and IBD clinical data. The Corporation is also obliged to pay a royalty of 3% of its revenues derived from the IBD project to Mount Sinai. In addition, should the Corporation complete a First Equity issue, the Corporation is required to make a payment of $150,000 and issue common shares having a value of $100,000.

(b) The Corporation is party to a collaborative agreement with The Hospital For Sick Children pursuant to which the Company was granted exclusive access to patient IBD samples and Clinical Data collected by them. Upon completion by the Corporation of the first equity issue, the Corporation is required to issue common shares to The Hospital For Sick Children having a value of $100,000 at the issuance date.

(c) The Corporation is party to a Research Collaboration Agreement with Whitehead Institute for Biomedical Research for the purpose of mapping and sequence identification of IBD genes. Any inventions flowing from the collaboration:

     (i)   prior  to  March  1,  2001,  and

     (ii) prior to September 1, 2002 where the Corporation has used biological materials or non-public information and data received from the Whitehead Institute, will be jointly owned and each party will pay to the other party 10% of all monies  received  from  the  exploitation  thereof.

(d) The Corporation entered into an agreement with the University of Toronto to conduct a research project on their behalf during the period December 1, 2003 to November 30, 2004. Total payments due in 2004 amount to $70,200. During the year, the benefit of this contract was transferred to Neuro as described in Note 8, above.

(e) Pursuant to a licensing agreement purchased (see Note 5) the Corporation is committed to make milestone payments as Diagnostic Royalty Products are approved in Canada, the United States or Europe as well as royalties of 10% of the first $100 million of revenue and 7% of the excess. Additional milestone payments are due and as Therapeutic Royalty Products are approved in Canada, the United States or Europe as well as royalties of 2.5% of the first $100 million of revenue and 1.5% of the excess. During the year, the benefit of this contract was transferred to Neuro as described in Note 8, above.

(f) The Corporation has leased office space from May 5, 2002 to April 30, 2008 at an annual cost of approximately $80,592. The company has also leased office equipment to February 2008 at an annual cost of approximately 2$,760.

(g) The Corporation is committed to pay an extension fee of $300,000 to Orchid Biosciences Inc. in connection with the extension of the due date of indebtedness when the corporation consummates any financing through shares or convertible debt (other than certain excluded transactions). In the case of a financing up to $1 million the fee is payable in 3 annual installments of $100,000 is payable, on a financing up to $3 million the fee is payable in 2 annual installments of $150,000 is payable and on a financing in excess $3,000,000 the fee is payable on closing. On financing's in excess of $1 million, Ellipsis may elect to pay 50% of the fee in cash and the balance in common shares on the basis on the then most recent issue price.

11.     FOREIGN  CURRENCY  RISK

     The Corporation conducts a portion of its business activities in foreign currency. The assets, liabilities, revenues and expenses, which are denominated in foreign currency will be affected by changes in the exchange rate between the Canadian dollar and the United States dollar. The Corporation does not use derivative instruments to reduce its exposure to foreign currency risk.

12.     SUBSEQUENT  EVENT

     Effective at the close of business on November 30, 2005 the company sold all of its assets used in the SNP genotyping services in consideration for the assumption of liabilities in connection with such business, the assumption of commitments under various contracts and the receipt of common shares of the purchaser. Upon completion of the transaction the company is obliged to pay a finders fee in an amount equal to 5% of the value of the common shares received.

                             DNAPRINT GENOMICS, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
      AT SEPTEMBER 30, 2005 AND FOR THE NINE MONTHS THEN ENDED AND THE YEAR
                             ENDED DECEMBER 31, 2004

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2005 and the unaudited pro forma condensed consolidated statement of operations for the nine months then ended and the year ended December 31, 2004 are based upon historical consolidated financial statements of DNAPrint Genomics, Inc. ("DNAPrint") and Ellipsis Biotherapeutics Corporation ("Ellipsis") adjusted to give effect to the November 30, 2005 acquisition of Ellipsis by DNAPrint. DNAPrint acquired certain assets of Ellipsis for 6.5 million shares of DNAPrint common stock.

The unaudited pro forma condensed consolidated statements of operation have been prepared assuming that the acquisition occurred on the first day of the periods presented therein. These unaudited pro forma consolidated statements of operation are not necessarily indicative of the operating results or financial position of future operating results. The pro forma adjustments give effect to available information and assumptions that DNAPrint believes are reasonable. The pro forma condensed financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto and the historical consolidated financial statements of Ellipsis and the notes thereto.

                             DNAPRINT GENOMICS, INC.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                              Condensed Historical                    Pro Forma
                                         -----------------------------     -----------------------------
                                           DNAPrint         Ellipsis(8)    Adjustments        Combined
                                         ------------     ------------     ------------     ------------
Revenues                                 $   785,632      $   510,215      $         -      $ 1,295,847
Cost  of  revenues                           507,927          342,551(6)             -          850,478
                                         ------------     ------------     ------------     ------------
Gross  profit  (loss)                        277,705          167,664                -          445,369
                                         ------------     ------------     ------------     ------------
Other  operating  expenses:
  Research and development                 1,561,142          237,025                -        1,798,167
  Selling,  general  and
  administrative  expenses                 2,050,981          283,104                -        2,334,085
                                         ------------     ------------     ------------     ------------
    Subtotal other operating expenses      3,612,123          520,129                -        4,132,252

                                         ------------     ------------     ------------     ------------
  Loss from operations                    (3,334,418)        (352,465)               -       (3,686,883)


Other  income  (expenses):
  Interest expense                           (81,429)        (167,620)               -         (249,049)
  Gain on disposal of assets                       -        5,201,455       (5,201,455)(5)            -
  Foreign currency exchange loss                   -          (36,016)               -          (36,016)
  Other income (expenses)                   (319,135)         (53,958)          53,958 (4)     (319,135)
                                         ------------     ------------     ------------     ------------
    Subtotal  other  income  (expenses)     (400,564)       4,943,861       (5,147,497)        (604,201)
                                         ------------     ------------     ------------     ------------
Net loss                                 $(3,734,982)     $ 4,591,395      $(5,147,497)     $(4,291,084)
                                         ============     ============     ============     ============
Basic and diluted loss per share         $    ($0.11)                                       $    ($0.10)
                                         ============                                       ============
Weighted  average  number  of  common
  shares used in loss per share
  computation                             35,373,731 (7)                     6,500,000 (1)   41,873,731


                             DNAPRINT GENOMICS, INC.
              UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                                              Condensed Historical                    Pro Forma
                                         -----------------------------     -----------------------------
                                           DNAPrint         Ellipsis(8)    Adjustments        Combined
                                         ------------     ------------     ------------     ------------
Revenues                                 $   906,470      $   209,234      $         -      $ 1,115,704

Cost  of  revenues                           655,122          113,297 (6)            -          768,419
                                         ------------     ------------     ------------     ------------
Gross  profit                                251,348           95,937                -          347,285
                                         ------------     ------------     ------------     ------------
Other  operating  expenses:
  Research  and  development               1,444,020          118,607                -        1,562,627
  Selling,  general  and  administrative
  expenses                                 1,953,515          409,111                -        2,362,626
                                         ------------     ------------     ------------     ------------
    Subtotal  other  operating  expenses   3,397,535          527,718                -        3,925,253
                                         ------------     ------------     ------------     ------------
Loss from operations                      (3,146,187)        (431,781)               -       (3,577,968)

Other  income  (expenses):
  Interest  expense                          (40,924)         (46,292)               -          (87,216)
  Intrinsic  value  of  convertible
  debt  and  non-detachable warrants
  and debt discount  amortization           (624,991)               -                -         (624,991)
  Amortization of deferred financing fees   (149,957)               -                -         (149,957)
  Gain  on  disposal  of  assets                   -           70,931                -           70,931
  Foreign exchange currency loss             (25,363)          (4,864)               -          (30,227)
  Loss on derivative contracts, net         (596,192)               -                -         (596,192)
  Other  income  (expenses)                  (99,445)               -                -          (99,445)
                                         ------------     ------------     ------------     ------------
    Subtotal other income (expenses)      (1,536,872)          19,775                -       (1,517,097)
                                         ------------     ------------     ------------     ------------

Net loss                                 $(4,683,059)     $  (412,006)     $         -      $(5,095,065)
                                         ============     ============     ============     ============
Basic and diluted loss per share         $    ($0.08)                                       $    ($0.07)
                                         ============                                       ============

Weighted  average  number  of
  common  shares used in loss per share
  computation                             61,918,878                         6,500,000 (1)   68,418,878
                                         ============                      ============     ============

                             DNAPRINT GENOMICS, INC.
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                              AT SEPTEMBER 30, 2005
                                              Condensed Historical                    Pro Forma
                                         -----------------------------     -----------------------------
                                           DNAPrint         Ellipsis(8)    Adjustments        Combined
                                         ------------     ------------     ------------     ------------
ASSETS
Current  assets:
  Cash  and  cash  equivalents           $   270,151      $   380,628      $         -      $   650,779
  Accounts  receivable                        95,462           63,074                -          158,536
  Other  current  assets                     520,344           73,492                -          593,836
                                         ------------     ------------     ------------     ------------
    Total  current  assets                   885,957          517,194                -        1,403,151

Property  and  equipment,  net               441,355          507,036         (129,388)(2)      819,003

Other  Assets:
  Investment  in  related  parties                 -        3,187,122       (3,187,122)(4)            -
  Investment  in  Biofrontera              2,274,702                -                  (2)    2,274,702
  Future  income  taxes                            -          395,305         (395,305)(3)            -
  Goodwill  and  other  intangibles          292,187                -            3,006 (2)      295,193
                                         ------------     ------------     ------------     ------------
    Total  other  assets                   2,566,889        3,582,427       (3,579,421)       2,569,895
                                         ------------     ------------     ------------     ------------
    Total Assets                         $ 3,894,201      $ 4,606,657      $(3,708,809)     $ 4,792,049
                                         ============     ============     ============     ============
Liabilities  and  Stockholders'
Equity  (Deficit)

Current  liabilities:
  Accounts  payable  and accrued
  liabilities                              1,403,711          348,408                -        1,752,119
  Deferred revenue and customer deposits     113,792          154,915                -          268,707
  Capital  leases                            131,283                -                -          131,283
  Derivative  liability                    3,446,322                -                -        3,446,322
  Notes  payable  and  convertible
  debentures                                 392,996          105,224                -          498,220
                                         ------------     ------------     ------------     ------------
    Total  current  liabilities            5,488,104          608,547                -        6,096,651

Notes payable and convertible debentures           -          139,801                -          139,801
Capital  lease  obligation                    15,987                -                -           15,987
Future  income  taxes                              -          395,305         (395,305)(3)            -
                                         ------------     ------------     ------------     ------------
    Total liabilities                      5,504,091        1,143,653         (395,305)       6,252,439
                                         ------------     ------------     ------------     ------------
Redeemable  instruments                       66,375                -                -           66,375

Stockholders'  equity  (deficit)          (1,676,265)       3,463,004       (3,463,004)(2)   (1,526,765)
                                                                               149,500(1)(2)
                                         ------------     ------------     ------------     ------------
Total  stockholders'  equity (deficit)
and liabilities                          $ 3,894,201      $ 4,606,657      $(3,708,809)     $ 4,792,049
                                         ============     ============     ============     ============

(1)  Cost  of  the  acquisition  of  Ellipsis
The purchase agreement required the Company to issue 6.5 million shares of DNAPrint's common stock which was issued during November 2005. These shares were valued at $149,500.

(2)  Allocation  of  acquisition  costs
Net  book  value  of  Ellipsis                                      $ 3,463,004
Reduce  net  book value of Ellipsis for assets not acquired          (3,187,122)
Reduce  property  and  equipment  assets to fair market value          (129,388)
Allocation  to  intangible  assets                                        3,006
                                                                    ------------
                                                                    $   149,500
                                                                    ============

Ellipsis had an investment in separate entity and we did not acquire the investment in that entity, therefore an adjustment was made to eliminate this asset from this proforma balance sheet.

(3)The future income tax receivable and payable pertained to the corporation not the assets that were acquired; therefore an adjustment was made for this gain.

(4)The investment in affiliate and share of affiliates earnings pertained to the corporation not the assets that were acquired, therefore an adjustment was made for these items.

(5)The gain on assets sales pertains to assets that we did not acquire; therefore an adjustment was made for this item.

(6)The cost of revenues for Ellipsis only includes the materials associated with that revenue and does not include any labor or allocated general and administrative costs

(7)These weighted average shares were adjusted for the twenty-for-one reverse stock split that occurred in July 2005.

(8)The Ellipsis amounts were recorded based upon the Canadian dollar and in these proforma financial statements were converted to USD based upon the exchange rate at the balance sheet date for assets and liabilities and the weighted average exchange rate for the income statement.

ASSET  PURCHASE  AGREEMENT
--------------------------

     THIS ASSET PURCHASE AGREEMENT is made and entered into as of the 8th day of November, 2005, by and between DNAPrint genomics, Inc. (the "Buyer"), a Utah corporation, and Ellipsis Biotherapeutics Corporation (the "Seller"), a registered Ontario company.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Seller owns certain assets used in the operation of its business located at 700 Bay Street Suite 2101, Toronto Ontario, M5G 1Z6 (the "Business"), a partial list of which is attached hereto as Schedule 1; and

     WHEREAS, the Buyer desires to purchase the assets, subject to certain liabilities, and the Seller desires to sell such assets, all upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, it is hereby agreed as follows:

1.     PROCEDURE  FOR  PURCHASE;  CLOSING.
       ----------------------------------

(a)     Purchase  and  Sale.  Upon  the  terms  and  subject  to  the conditions
        -------------------
hereinafter set forth, the Seller hereby agrees to sell to the Buyer, and the Buyer agrees to purchase from the Seller all of the assets described on Schedule
     1 (collectively, the "Assets"). Notwithstanding the foregoing, the parties agree that the term "Assets" shall not include certain assets listed in Schedule
2. The parties further agree that the term "Assets" shall include the Seller's corporate name and that after the Closing, the parties shall take such action is necessary to permit the Buyer or a subsidiary of the Buyer to operate under such name including, the Seller will change its name to a name that does not include the word "Biotherapeutics" and will consent to the Buyer or such subsidiary using the words "Ellipsis Biotherapeutics" in its name; provided however nothing herein shall prevent the Seller or any of its affiliates from using in its name the word "Ellipsis".

(b)     Procedure  for  Purchase  and  Sale;  Closing.
        ---------------------------------------------

(i) At the closing of the transactions contemplated hereby (the "Closing"), the Seller shall sell, assign, transfer, convey and deliver to the Buyer subject only to the liabilities explicitly assumed hereunder, and the Buyer shall purchase from the Seller, all of the Seller's right, title and interest in or to the Assets.

(ii) The Closing shall be held on or before November 30, 2005 at such place, date and time as the parties to this Agreement may agree (the "Closing
Date"); provided, however, that such date may be extended until December 15, 2005 by the Seller in the event it needs additional time to obtain any required shareholder approval.

(iii) At the Closing, in accordance with the terms of this Agreement, the Seller shall deliver to the Buyer a bill of sale, assignments and all other instruments necessary or appropriate in the opinion of the Buyer's counsel to convey all right, title and interest in or to the Assets to the Buyer, and the Buyer shall deliver the consideration for the purchase of the Assets as provided in  Section  2  of  this  Agreement.

2.     CONSIDERATION.
       -------------

(a)     Purchase  Price.  In  consideration  of  the purchase, sale, conveyance,
        ---------------
transfer and delivery of the Assets (the "Purchase"), and upon the terms and subject to the conditions of this Agreement, the Buyer shall cause to be issued an aggregate of 6,500,000 shares of the Buyer's common stock to the Seller.

(b)     Assumption  of  Liabilities.  At the Closing, the Buyer shall assume and
        ---------------------------
agree to pay the Seller's liabilities set forth on Schedule 3 (the "Assumed Liabilities"). Other than the Assumed Liabilities, the Buyer shall not and does not assume any of the Seller's liabilities, including but not limited to any liabilities associated with the assets, any accounts payable or other trade liabilities incurred by the Seller including, but not limited to debts, taxes, contingencies or other liabilities whether fixed or contingent, and all such liabilities shall remain the sole obligation of the Seller.

3.     REPRESENTATIONS  OF SELLER.  The Seller hereby represents and warrants to
       --------------------------
the  Buyer  the  following:

(a)     Organization  and Standing.  The Seller is a corporation duly organized,
        --------------------------
validly existing under the laws of the Province of Ontario and has the power and authority to carry on its business as it is now being conducted.

(b)     Authority  Relative  to  this  Agreement.  The  execution,  delivery and
        ----------------------------------------
performance of this Agreement by the Seller has been duly authorized by its Board of Directors, and other than shareholders approval, no further action is necessary on its part to make this Agreement valid and binding upon it and enforceable against it in accordance with the terms hereof or to carry out the actions contemplated thereby. The Seller will also obtain all the required consents and approvals as noted in the appended Schedule 3 save that the Seller shall not be required to obtain any consent from Mount Sinai Hospital.

(c)     No  Violations.  The  execution,  delivery  and  performance  of  this
        --------------
Agreement by the Seller does not and will not (1) constitute a breach or a violation of any law, rule or regulation, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which the Seller is a party or by which it is bound; (2) constitute a violation of any order, judgment or decree to which the Seller is a party or by which it is bound or by which any of the Assets are bound or affected; or (3) result in the creation of any lien, charge or encumbrance upon any of the Assets.

(d)     Financial  Information.  Attached  hereto  as  Schedule  4  are true and
        ----------------------                         -----------
complete copies of the balance sheets, statements of operations, changes in shareholders' equity and cash flows for the fiscal years ended December 31, 2004, December 31, 2003, December 31, 2002 and the most recent available financial statements for fiscal 2005 (collectively, the "Financial Statements").

     The Financial Statements (a) are true, complete and correct in all material respects; (b) are in accordance with the books and records of the Company; and
(c) present fairly, in all material respects, the assets, liabilities and financial condition of the Company as of the respective dates thereof, and the results of operations for the periods then ended in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods involved. The Company has no liability or obligation that is not reflected or reserved against on its balance sheet as of November 1, 2005 (the "Company Balance Sheet" which is attached hereto as Schedule 5), except for those that are not required by generally accepted accounting principles to be included therein or those that have been incurred in the ordinary course of business since the date of the Company Balance Sheet (none of which may reasonably be expected to have a material adverse effect on the Company). The records of the Company are true, accurate and complete in all material respects and have been maintained on a consistent basis.

(e)     Tax  Matters.  The Seller has prepared and filed all federal, provincial
        ------------
and local tax returns and reports as are or have been required to be filed, which returns were prepared on a basis consistent with the relevant financial statements, and all taxes shown thereon to be due have been paid in full. The
Seller has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any income or other taxes, and the Seller is not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against the Seller. No accrued and unpaid taxes of any kind exist, and no formal claims have been made or asserted by any government for income or any other taxes, except such as have been paid or (whether or not disputed) are disclosed pursuant to this Agreement.

(f)     Litigation.  Except  as  set forth as contingent claims in the Financial
        ----------
Statements, the Seller (1) is not a party to any litigation, proceeding or investigation and none is pending or threatened against the Seller relating to or involving the Assets or any property used in the Business or the transaction contemplated by this Agreement; (2) knows of no basis for any such litigation, proceeding or investigation which might have a material adverse effect, financial or otherwise, on the Assets or the Business; (3) knows of no outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting the Assets or the Business.

(g)     Title  to and Condition of Assets.  The Seller has good title to all the
        ---------------------------------
Assets. As of the date of this Agreement, such Assets are subject to no guaranty, judgment, execution, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, except for liens for taxes not delinquent. Such Assets are in good condition and repair, reasonable wear and tear excepted, and are operated in conformity with all applicable building and zoning ordinances and regulations and all other applicable laws, ordinances and regulations.

(h)     Compliance  With  Applicable Laws.  The conduct of the Business does not
        ---------------------------------
violate or infringe any law, statute, ordinance, license or regulation including without limitation any and all laws, ordinances and regulations regulating the discharge of pollutants, wastes and hazardous substances into the environment, or the release or discharge of such substances into the ground water, surface water, air or soil, that is presently in effect or that to the knowledge of the Seller is proposed to be adopted. All licenses and permits required by all local, state and federal authorities and regulating bodies pertaining to the Assets are up to date and current.

(i)     Disclosure.  No  representation  or  warranty made by the Seller in this
        ----------
Agreement, the exhibits hereto or any of the documents and papers required to be delivered pursuant to this Agreement or in connection with the consummation of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

(j)     Securities  Matters.  The  Seller:  (A)  understands that any securities
        -------------------
issued by the Buyer hereunder will not be registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring any securities issued by the Buyer solely for its own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding any securities issued by the Buyer, (E) is able to bear the economic risk and lack of liquidity inherent in holding any securities issued by the Buyer, and (F) is accredited investors as defined under the rules promulgated under the Securities Act of 1933.

4.     REPRESENTATIONS  OF  BUYER.  The Buyer hereby represents and warrants the
       --------------------------
following:

(a)     Organization  and  Standing.  Buyer  is  a  corporation  duly organized,
        ---------------------------
validly existing and in good standing under the laws of the State of Utah and has the corporate power and authority to carry on its business as it is now being conducted.

(b)     Authority  Relative  to  this  Agreement.  The execution and delivery of
        ----------------------------------------
this Agreement by the Buyer has been duly authorized by the Board of Directors of the Buyer, and no further corporate action is necessary on its part to make this Agreement valid and binding upon it and enforceable against it in accordance with the terms hereof or to carry out the actions contemplated hereby.

(c)     Approvals  and  Consents.  No  additional  consent,  approval  or
        ------------------------
authorization  is  required in connection with the execution or delivery of this
        ----
Agreement by the Buyer or the consummation by the Buyer of the transactions contemplated hereby.

5.     COVENANTS  OF  THE  PARTIES.
       ---------------------------

(a)     Conduct  of  the  the  Seller  Until  Closing.  Except  as the Buyer may
        ---------------------------------------------
otherwise consent in writing, between the date of this Agreement and the Closing
     Date,  the  Seller  will:

(i) neither enter into any transaction, take any action nor fail to take any action which could materially adversely affect the Seller or its ability to perform its obligations under this Agreement; encumber any of the Assets or properties of the Business, or dispose of any of the Assets;

(ii) neither enter into any transaction, take any action nor fail to take any action, in a manner which could result in any of the representations, warranties, disclosures, agreements or covenants of the Seller contained in this
     Agreement not to be true and complete, as of the time of such transaction, action or failure to take action, and also on the Closing Date;

(iii) maintain all the Assets in good condition and repair, reasonable wear and tear excepted; and

(iv) maintain in full force and effect all current insurance policies covering the Assets.

(b)     Compliance  with  Laws.  The  Seller  shall  comply with all laws of any
        ----------------------
government  body  with  jurisdiction.

(c)     Advice  of Changes.  Between the date of this Agreement and the Closing,
        ------------------
the Seller will promptly advise the Buyer in writing of any fact which, if existing or known at the date of this Agreement, would have been required to be set forth in or disclosed pursuant to this Agreement.

(d)     Access  to  Properties  and  Records,  Etc.  Between  the  date  of this
        ------------------------------------------
Agreement and the Closing, after reasonable notice, the Seller will provide to the Buyer and its counsel, accountants and other representatives full access during normal business hours for inspection of all of the properties, personnel, books, minute books, tax returns, contracts, commitments and records of the Business, and will furnish to the Buyer all such additional documents (certified if requested) and information with respect to the affairs of the Business as the Buyer or its counsel or accountants may from time to time reasonably request, in all cases only to the extent the foregoing relate to the subject matter of this Agreement. All such books, minute books, tax returns, contracts, commitments, documents and records will be complete and correct as of the date of any inspection by or delivery to the Buyer or its representatives of such items.

(e)     Confidentiality. In recognition of the confidential nature of certain of
        ---------------
     the information which will be exchanged by the parties, each of the Buyer and the Seller agrees to retain in confidence, and to require its directors, officers, employees, consultants, professional representatives and agents (collectively, its "Representatives") to retain in confidence all information transmitted or disclosed to it by the other party, and further agrees that it shall not use for its own benefit (other than in connection with the transactions contemplated by this Agreement) and shall not use or disclose to any third party, or permit the use or disclosure to any third party of, any information obtained from or revealed by any other party, except that each of the Buyer and the Seller may disclose the information to those of its Representatives who need the information for the proper performance of their assigned duties with respect to the consummation of the transactions contemplated hereby. In making such information available to its Representatives, each of the Buyer and the Seller shall take all precautions to ensure that its Representatives use the information only as permitted hereby. Notwithstanding anything to the contrary in the foregoing provisions, such information may be disclosed: (i) where it is legally necessary, to any regulatory authorities or governmental agencies; (ii) if it is required by court order or decree or applicable law; (iii) if it is ascertainable or obtained from public or published information; (iv) if it is received from a third party not known to the recipient to be under an obligation to keep such information confidential; or (v) if the recipient can demonstrate that such information was in its possession prior to disclosure thereof in connection with this Agreement. If any party is required to make disclosure of any such information by operation of law, such disclosing party will give the other party prior notice of the making of such disclosure and will use all reasonable efforts to afford such other party an opportunity to contest the making of such disclosure. In the event that the Closing does not occur, each of the Buyer and the Seller shall immediately deliver, or cause to be delivered, to the other (without retaining any copies thereof) any and all documents, statements or other written information obtained from the other that contain confidential information.

6.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER.  The obligations of the
       ------------------------------------------------
     Buyer under this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

(a)     Accuracy  of  Representations  and  Warranties.  The  representations,
        ----------------------------------------------
warranties and statements of the Seller contained in this Agreement shall not only have been true and complete as of the date of this Agreement but shall also be  true  and  complete  as  though  again  made  on  the  Closing  Date.

(b)     Compliance.  The  Seller  shall  have  performed  and  complied with all
        ----------
agreements, covenants and conditions required by this Agreement to be performed and complied with by it at or prior to the Closing.

(c)     Litigation.  There shall not be any litigation or proceeding to restrain
        ----------
     or  invalidate  the  consummation  of the transactions contemplated hereby.

(d)     Casualty.  Since the date of this Agreement, and prior to the completion
        --------
     of the Closing on the Closing Date, no material portion of the Assets shall have been destroyed or damaged (whether or not there exists insurance against such loss).

(e)     Financials.  The  Buyer's  accountant  shall  have  determined  that the
        ----------
Company's financial records are sufficient to permit the Buyer to prepare and file any statements required by the Securities Exchange Act of 1934.

(f)     Completion  of  Due  Diligence.  The  Buyer,  in  its  sole and absolute
        ------------------------------
discretion, shall be satisfied with the Business after review and completion of the Buyer's due diligence.

7.     CONDITIONS  PRECEDENT  TO  THE OBLIGATIONS OF SELLER.  The obligations of
       ----------------------------------------------------
the Seller under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions:

(a)     Accuracy  of  Representations  and  Warranties.  The representations and
        ----------------------------------------------
warranties and statements of the Buyer contained in this Agreement shall not only have been true and complete on the date of this Agreement and when made but shall  also  be true and complete as though again made on the Closing Date.

(b)     Compliance.  The  Buyer  shall  have  performed  and  complied  with all
        ----------
agreements, covenants and conditions required by this Agreement to be performed and complied with by it at or prior to the Closing.

          (c)     Shareholder  Approval.  The  Seller's  shareholders shall have
                  ---------------------
approved  the  transaction.

8.     RESTRICTIVE  COVENANTS.
       ----------------------

(a)     Noncompetition.  For a period of three years after the Closing Date, the
        --------------
     Seller shall not, directly or indirectly, enter into, engage in, be employed by or consult with any business in competition with the Buyer. The prohibition of this Section 8 shall apply to all activities of the Seller, whether acting on its own behalf, or as an independent contractor, partner or joint venturer, consultant or as an officer, director, stockholder, agent, employee or salesman for any person, firm, partnership, corporation or other entity.

(b)     Nonsolicitation.  For a period of three years from and after the Closing
        ---------------
     Date, the Seller agrees that it will refrain from soliciting and will not, either directly or indirectly, as independent contractor, employee, consultant, agent, partner or joint venturer, or as an officer, director, stockholder, agent or employee of any firm, person, partnership or corporation, or otherwise, solicit the employees or the customers of the Seller to curtail or discontinue their employment or customer relationship with the Buyer.

(c)     Extension.  The  period  of  time  during which the Seller is prohibited
        ---------
from engaging in the business practices specified in Sections 8(a) and 8(b) of this Agreement shall be extended by any length of time during which the Seller, jointly or severally, are in breach of said Sections 8(a) or 8(b).

9.     INDEMNIFICATION.
       ---------------

(a)     Seller.  The  Seller  hereby  agrees  to indemnify and hold harmless the
        ------
Buyer in respect of any and all claims, losses and expenses which may be incurred by the Buyer (the "Indemnified Party") arising out of:

(i) any breach by the Seller of any of the representations, warranties, covenants or agreements made in this Agreement, the exhibits hereto or any document or paper delivered in connection with the transactions contemplated hereby;

(ii) any attempt (whether or not successful) by any person to cause or require the Indemnified Party to pay or discharge any debt, obligation, liability or commitment inconsistent with any such representation, warranty, covenant or agreement;

(iii) any action, suit, proceeding, assessment or judgment arising out of or incident to any of the matters indemnified against in this Section 9, including reasonable fees and disbursements of counsel (before and at trial, in bankruptcy proceedings and in appellate proceedings).

(b)     Buyer.  The  Buyer  hereby  agrees  to  indemnify  and hold harmless the
        -----
Seller in respect of any and all claims, losses and expenses which may be incurred by the Seller (the "Indemnified Party") arising out of:

(i) any breach by the Buyer of any of the representations, warranties, covenants or agreements made in this Agreement, the exhibits hereto or any document or paper delivered in connection with the transactions contemplated hereby;

(ii) any attempt (whether or not successful) by any person to cause or require the Indemnified Party to pay or discharge any debt, obligation, liability or commitment inconsistent with any such representation, warranty, covenant or agreement;

(iii) any action, suit, proceeding, assessment or judgment arising out of or incident to any of the matters indemnified against in this Section 9, including reasonable fees and disbursements of counsel (before and at trial, in bankruptcy proceedings and in appellate proceedings).

10.     GENERAL.
        -------

(a)     No  Brokers.  Each  of  the  parties  to  this  Agreement represents and
        -----------
warrants to the others, that it has not utilized the services of any finder, broker or agent. Each of the parties agrees to indemnify the other parties against and hold them harmless from any and all liabilities to any person, firm or corporation claiming any broker's or finder's fee or commission of any kind on account of services rendered on behalf of such corporation in connection with the  transactions  contemplated  by  this  Agreement.

(b)     Survival  of  Representations,  Warranties, Etc.  Each of the parties to
        -----------------------------------------------
this Agreement covenants and agrees that its representations, warranties, covenants, statements and agreements contained in this Agreement and the exhibits hereto and any document delivered in connection herewith shall survive the Closing Date and terminate on the second anniversary of such date.

(c)     Waivers.  No  action  taken  pursuant  to  this Agreement, including any
        -------
investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein, therein and in any document delivered in connection herewith or therewith. The waiver by any party to this Agreement of a breach of any provision of this Agreement shall not operate or be construed  as  a  waiver  of  any  subsequent  breach.

(d)     Expenses.  Each  of  the  parties  to  this  Agreement shall pay its own
        --------
expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants and other experts.

(e)     Entire  Agreement;  Amendment.  This  Agreement  (including the exhibits
        -----------------------------
hereto and all documents and papers delivered pursuant hereto and any written amendments hereof executed by the parties to this Agreement) constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, among the parties to this Agreement with respect to the subject matter hereof. This Agreement may not be modified or otherwise amended except by an instrument in writing executed by the parties to this Agreement.

(f)     Venue;  Process.  The  parties to this Agreement agree that jurisdiction
        ---------------
and venue of any action brought pursuant to this Agreement, to enforce the terms hereof or otherwise with respect to the relationships between the parties created or extended pursuant hereto, shall properly lie in the Circuit Court for Sarasota County.

(g)     Further  Assurances.  The  parties  to  this  Agreement will execute and
        -------------------
deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements or other instruments as the Buyer or its counsel may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

(h)     Counterparts.  This  Agreement  may be executed in several counterparts,
        ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i)     Section and Other Headings.  The section and other headings contained in
        --------------------------
     this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(j)     Governing  Law.  The  validity, construction and enforcement of, and the
        --------------
remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida (except any choice of law provision of Florida law shall not apply if the law of a state or jurisdiction other than Florida would apply thereby).

(k)     Commercially  Reasonable  Efforts. Each party agrees to use commercially
        ---------------------------------
reasonable efforts to satisfy the conditions to the Closing set forth in this Agreement and otherwise to consummate the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, this Agreement has been signed by the parties hereto as of the date first above written.

Ellipsis  Biotherapeutics  Corporation          DNAPrint  genomics,  Inc.


By: /s/  Laurence  Rubin          By:  /s/  Richard  Gabriel
   ---------------------               -----------------------
                                       Richard  Gabriel,  President